UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 10, 2008

Alternative Construction Technologies, Inc. (f/k/a Alternative Construction Company, Inc.)
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-128191	20-1776133
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Drive, Melbourne, FL	32935
(Address of Principal Executive Offices)	(Zip Code)

(321) 421-6601
Registrant’s telephone number, including area code

 (Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective March 10, 2008, the Board of Directors appointed Todd Ktachuk to the Board of Directors. Furthermore, he was appointed as the Chairman of the Audit Committee. Mr. Ktachuk is an independent director.

Effective March 10, 2008, the Board of Directors appointed Jerry Paul to the Board of Directors. Furthermore, he was appointed as a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Paul is an independent director.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits:

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE CONSTRUCTION TECHNOLOGIES, INC.

/s/ Michael Hawkins
Michael Hawkins Chief Executive Officer

Date: March 10, 2008